Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

As previously disclosed, on June 14, 2026, Tripadvisor, Inc., a Nevada corporation (the “Company”), entered into a put option agreement (the “Put Option Agreement”) with American Express Travel Related Services Company, Inc., a New York corporation (“Buyer”), pursuant to which Buyer provided an irrevocable commitment to acquire (the “Put Option”) the legal entities comprising the Company’s online restaurant reservation and management platform in Europe known as “TheFork” (the “Business”), pursuant to the terms and conditions set forth in the Equity Purchase Agreement attached to the Put Option Agreement (the “Equity Purchase Agreement”).

Pursuant to the Put Option Agreement and in accordance with applicable French labor laws, the Company and Buyer could not execute the Equity Purchase Agreement until the mandatory employee information and consultation process with the relevant French Works Council was completed (the “Consultation Process”). On July 30, 2026, the Consultation Process was completed. On August 1, 2026, the Company delivered notice of exercise of the Put Option and, thereafter, on August 2, 2026, the parties executed the Equity Purchase Agreement.

Under the terms of the Equity Purchase Agreement, Buyer agreed to acquire the Business for $700 million, subject to certain adjustments, in an all-cash transaction (the “Transaction”). The Equity Purchase Agreement provided that following its execution, consummation of the Transaction was subject to the receipt of required regulatory approvals, including antitrust clearances in applicable European jurisdictions, and other customary closing conditions. On November 1, 2026 (the “Closing Date”), all required approvals and closing conditions were obtained, and the Company completed the Transaction. In the second quarter of 2026, the assets and liabilities of TheFork were classified as held for sale and the Company determined it met the criteria to present TheFork as a discontinued operation in accordance with Accounting Standards Codification (“ASC”) 205-20, Discontinued Operations. Accordingly, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 presented TheFork as held for sale and as a discontinued operation for all periods presented.

The following unaudited pro forma condensed consolidated financial information was prepared in accordance with Article 11 of Regulation S-X. This unaudited pro forma condensed consolidated financial information should be read together with the Company's historical consolidated financial statements and accompanying notes and Management's Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the year ended December 31, 2025 and in its quarterly report on Form 10-Q for the quarter ended September 30, 2026.

The unaudited pro forma condensed consolidated financial information has been derived from the Company's historical consolidated financial statements and gives effect to the Transaction. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2026 reflects the Company's financial position as if the Transaction had occurred on September 30, 2026. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2026 and for each of the years ended December 31, 2025, 2024, and 2023 reflect TheFork as a discontinued operation and the Company's results as if the Transaction had occurred on January 1, 2023. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2026 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2026 were derived from the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2026. The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended December 31, 2025, 2024, and 2023 were derived from the Company's annual report on Form 10-K for the year ended December 31, 2025.

The information in the “Pro Forma Adjustments” columns was derived from the Company's consolidated financial statements and related accounting records, and reflects the operating results of and costs to sell TheFork. Discontinued operations does not include any allocation of general corporate overhead expense or interest expense from the Company to TheFork. While classified as held for sale and through the Closing Date, the historical financial results of TheFork will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The Company elected not to show any “management adjustments” presenting potential cost savings in the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is presented based on information currently available, is intended for informational purposes, is not intended to represent what the Company's unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheet actually would have been had the Transaction occurred on the dates indicated above, and does not reflect all actions that may be undertaken by the Company after the disposition of TheFork. In addition, the “Pro

Forma” columns are not necessarily indicative of future results, nor do they reflect what the Company's financial position and results of operations would have been as an independent public company during the periods presented.

TRIPADVISOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2026

(in millions, except number of shares and per share amounts)

	Tripadvisor, Inc.	Pro Forma
	(as reported)	Adjustments (Note 2)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$706.8	$741.0	(A)	$1,447.8
Accounts receivable, net allowance for expected credit losses of $16.4	227.2			227.2
Prepaid expenses and other current assets	35.4			35.4
Current assets - held for sale from discontinued operations	290.7	(290.7)	(B)	—
Total current assets	1,260.1	450.3		1,710.4
Property and equipment, net of accumulated depreciation of $582.3	146.4			146.4
Operating lease right-of-use assets	28.2			28.2
Intangible assets, net of accumulated amortization of $121.2	32.0			32.0
Goodwill	355.3			355.3
Non-marketable investments	27.0			27.0
Deferred income taxes, net	171.3			171.3
Other long-term assets	32.2			32.2
Noncurrent assets - held for sale from discontinued operations	—			—
TOTAL ASSETS	$2,052.5	$450.3		$2,502.8

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7.2			$7.2
Deferred merchant payables	396.8			396.8
Deferred revenue	62.9			62.9
Current portion of debt	8.5			8.5
Income taxes payable	17.9			17.9
Accrued expenses and other current liabilities	165.4	1.0	(C)	166.4
Current liabilities - held for sale from discontinued operations	62.3	(62.3)	(B)	—
Total current liabilities	721.0	(61.3)		659.7
Long-term debt	814.4			814.4
Finance lease obligation, net of current portion	29.4			29.4
Operating lease liabilities, net of current portion	24.3			24.3
Deferred income taxes, net	1.1			1.1
Other long-term liabilities	96.0			96.0
Noncurrent liabilities - held for sale from discontinued operations	—			—
Total Liabilities	1,686.2	(61.3)		1,624.9

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value	—			—
Authorized shares: 100,000,000
Shares issued and outstanding: 0 and 0, respectively
Common stock, $0.001 par value	0.1			0.1
Authorized shares: 1,600,000,000
Shares issued: 123,890,657
Shares outstanding: 117,785,395
Additional paid-in capital	515.2			515.2
Retained earnings (accumulated deficit)	(6.5)	487.2	(D)	483.7
		3.0	(E)
Accumulated other comprehensive income (loss)	(52.9)	21.4	(D)	(31.5)
Treasury stock-common stock, at cost, 6,105,262	(89.6)			(89.6)
Total Stockholders’ Equity	366.3	511.6		877.9
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,052.5	$450.3		$2,502.8

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TRIPADVISOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2026

(in millions, except per share amounts)

	Tripadvisor, Inc.	Pro Forma
	(as reported)	Adjustments	Pro Forma
Revenue	$1,204.1	$—	$1,204.1

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization as shown separately below)	95.3	—	95.3
Marketing	589.6	—	589.6
Personnel (including stock-based compensation of $50.5)	298.7	—	298.7
Technology	66.0	—	66.0
General and administrative	42.3	—	42.3
Depreciation and amortization	56.5	—	56.5
Impairment of goodwill	369.5	—	369.5
Restructuring and other related reorganization costs	7.8	—	7.8
Total costs and expenses	1,525.7	—	1,525.7
Operating income (loss)	(321.6)	—	(321.6)
Other income (expense):
Interest expense	(46.1)	—	(46.1)
Interest income	18.8	—	18.8
Other income (expense), net	1.5	—	1.5
Total other income (expense), net	(25.8)	—	(25.8)
Income (loss) before income taxes	(347.4)	—	(347.4)
(Provision) benefit for income taxes	22.7	—	22.7
Net income (loss)	$(324.7)	$—	$(324.7)

Earnings (loss) per share attributable to common stockholders from continuing operations:
Basic	$(2.79)		$(2.79)
Diluted	$(2.79)		$(2.79)

Weighted average common shares outstanding:
Basic	116.5		116.5
Diluted	116.5		116.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TRIPADVISOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2025

(in millions, except per share amounts)

	Tripadvisor, Inc.	Pro Forma
	(as reported)	Adjustments (Note 3)	Pro Forma
Revenue	$1,891.3	$(217.0)	$1,674.3

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization as shown separately below)	144.6	(21.9)	122.7
Marketing	791.4	(57.8)	733.6
Personnel (including stock-based compensation of $107.8 as reported and $96.9 Pro Forma)	573.4	(94.2)	479.2
Technology	98.7	(13.7)	85.0
General and administrative	67.9	(16.4)	51.5
Depreciation and amortization	92.4	(19.7)	72.7
Restructuring and other related reorganization costs	43.4	(2.7)	40.7
Total costs and expenses	1,811.8	(226.4)	1,585.4
Operating income (loss)	79.5	(9.4)	88.9
Other income (expense):
Interest expense	(63.3)	—	(63.3)
Interest income	39.9	0.7	39.2
Other income (expense), net	(11.4)	1.0	(12.4)
Total other income (expense), net	(34.8)	1.7	(36.5)
Income (loss) before income taxes	44.7	(7.7)	52.4
(Provision) benefit for income taxes	(4.9)	(4.9)	—
Net income (loss)	$39.8	$(12.6)	$52.4

Earnings (loss) per share attributable to common stockholders from continuing operations:
Basic	$0.32		$0.42
Diluted	$0.31		$0.41

Numerator used to compute net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$39.8		$52.4
Diluted	$40.9		$53.5

Weighted average common shares outstanding:
Basic	124.5		124.5
Diluted	131.0		131.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TRIPADVISOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2024

(in millions, except per share amounts)

	Tripadvisor, Inc.	Pro Forma
	(as reported)	Adjustments (Note 3)	Pro Forma
Revenue	$1,834.6	$(176.6)	$1,658.0

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization as shown separately below)	131.2	(15.3)	115.9
Marketing	728.6	(47.0)	681.6
Personnel (including stock-based compensation of $119.7 as reported and $108.3 Pro Forma)	594.9	(90.1)	504.8
Technology	91.3	(12.3)	79.0
General and administrative	90.5	(14.2)	76.3
Depreciation and amortization	85.1	(14.6)	70.5
Restructuring and other related reorganization costs	21.1	(1.5)	19.6
Total costs and expenses	1,742.7	(195.0)	1,547.7
Operating income (loss)	91.9	(18.4)	110.3
Other income (expense):
Interest expense	(46.4)	(0.1)	(46.3)
Interest income	48.6	0.8	47.8
Other income (expense), net	(7.4)	(4.0)	(3.4)
Total other income (expense), net	(5.2)	(3.3)	(1.9)
Income (loss) before income taxes	86.7	(21.7)	108.4
(Provision) benefit for income taxes	(81.8)	0.4	(82.2)
Net income (loss)	$4.9	$(21.3)	$26.2

Earnings (loss) per share attributable to common stockholders from continuing operations:
Basic	$0.04		$0.19
Diluted	$0.04		$0.19

Numerator used to compute net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$4.9		$26.2
Diluted	$6.0		$27.3

Weighted average common shares outstanding:
Basic	139.1		139.1
Diluted	145.0		145.0

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TRIPADVISOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2023

(in millions, except per share amounts)

	Tripadvisor, Inc.	Pro Forma
	(as reported)	Adjustments (Note 3)	Pro Forma
Revenue	$1,788.0	$(149.4)	$1,638.6

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization as shown separately below)	119.1	(9.2)	109.9
Marketing	705.2	(36.5)	668.7
Personnel (including stock-based compensation of $95.8 as reported and $86.8 Pro Forma)	569.6	(96.8)	472.8
Technology	80.0	(12.4)	67.6
General and administrative	79.1	(14.7)	64.4
Depreciation and amortization	87.0	(13.2)	73.8
Restructuring and other related reorganization costs	22.2	(9.1)	13.1
Total costs and expenses	1,662.2	(191.9)	1,470.3
Operating income (loss)	125.8	(42.5)	168.3
Other income (expense):
Interest expense	(44.0)	—	(44.0)
Interest income	47.5	0.8	46.7
Other income (expense), net	(4.1)	0.1	(4.2)
Total other income (expense), net	(0.6)	0.9	(1.5)
Income (loss) before income taxes	125.2	(41.6)	166.8
(Provision) benefit for income taxes	(114.8)	(6.8)	(108.0)
Net income (loss)	$10.4	$(48.4)	$58.8

Earnings (loss) per share attributable to common stockholders from continuing operations:
Basic	$0.07		$0.42
Diluted	$0.08		$0.41

Numerator used to compute net income (loss) per share from continuing operations attributable to common stockholders:
Basic	$10.4		$58.8
Diluted	$11.4		$59.8

Weighted average common shares outstanding:
Basic	139.4		139.4
Diluted	144.8		144.8

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TRIPADVISOR, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: TRANSACTION OVERVIEW

On November 1, 2026, the Company completed the sale of TheFork to the Buyer pursuant to the Equity Purchase Agreement entered into on August 2, 2026. The net consideration received by the Company for the sale of TheFork, as of the Closing Date, remains subject to customary post-closing adjustments as set forth in the Equity Purchase Agreement, as well as potential additional transaction related expenses.

Estimated net cash consideration received in connection with the Transaction is as follows:

Total
(in millions)
Cash consideration, net (1)	$753.1
Transaction related expenses (2)	(16.1)
Net cash consideration received	$737.0
(1)
Reflects the purchase price of $700.0 million, net of a preliminary estimate for closing net working capital adjustments, closing cash, and closing indebtedness, totaling $53.1 million, subject to final adjustments under the terms of the Equity Purchase Agreement.
(2)
Transaction related expenses primarily include investment banking, legal, tax, and other professional fees directly attributable to the sale of TheFork, of which $12.1 million was settled at closing, $3.0 million was paid prior to closing, while $1.0 million remains unpaid. These costs are included within discontinued operations, and, therefore, have not been reflected in the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2026.

NOTE 2: PRO FORMA ADJUSTMENTS

The Company's unaudited pro forma condensed consolidated balance sheet as of September 30, 2026 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2026 and for the years ended December 31, 2025, 2024, and 2023, include the following pro forma adjustments:

(A) Reflects the estimated net cash consideration received upon closing of the Transaction:

Total
(in millions)
Cash consideration, net (1)	$753.1
Less: Transaction related expenses settled at close	(12.1)
Pro forma adjustment to cash and cash equivalents	$741.0
(1)
Reflects the purchase price of $700.0 million, net of a preliminary estimate for closing net working capital adjustments, closing cash, and closing indebtedness, totaling $53.1 million, subject to final adjustments under the terms of the Equity Purchase Agreement.

(B) Reflects the disposition of assets and liabilities directly attributable to the TheFork classified as held for sale as of September 30, 2026.

(C) Reflects estimated accrued transaction related expenses which are not reflected in the historical results of continuing operations that will be paid subsequent to the close of the Transaction.

(D) Estimated gain on sale, assuming the Company completed the transaction as of September 30, 2026, is as follows:

Total
(in millions)
Net cash consideration received	$737.0
Net assets sold	(228.4)
Realized accumulated other comprehensive income:
Foreign currency translation adjustment	(21.4)
Estimated gain on sale	$487.2

For purposes of the unaudited pro forma condensed consolidated balance sheet, the estimated gain recognized in retained earnings is based on the net carrying value of TheFork as of September 30, 2026 rather than as of the Closing Date. As a result, the estimated gain reflected herein may differ materially from the actual gain on the Transaction as of the Closing Date because of the differences in the carrying value of assets and liabilities at the Closing Date. The pro forma gain on sale has not been reflected in the unaudited pro forma condensed consolidated statement of operations as this amount pertains to discontinued operations and does not reflect the impact on income from continuing operations.

(E) Represents transaction related expenses within discontinued operations that were paid as of September 30, 2026. These costs are included in the estimated gain on sale within discontinued operations calculated at the close of the Transaction.

The Company does not expect any significant income tax expense in connection with the closing of the Transaction.

NOTE 3: DISCONTINUED OPERATIONS

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2025, 2024, and 2023, reflects the elimination of revenues, costs, and expenses directly attributable to the discontinued operations of TheFork. These adjustments are necessary for the years ended December 31, 2025, 2024, and 2023, as the unaudited pro forma condensed consolidated statements of operations for those fiscal years reported in the Company's Annual Report on Form 10-K balances did not yet reflect the discontinued operations presentation. In addition, the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2025, 2024, and 2023, reflects intersegment revenue and marketing expense transactions of $4.0 million, $4.2 million, and $4.3 million, respectively, between the Company and TheFork which were previously eliminated on a consolidated basis in our historical results. These intercompany transactions are related to an existing commercial agreements between the Company and TheFork, which are expected to continue post-divesture, and presented in the Company's historical continuing operations. This change had no impact on the Company’s total net income (loss). No adjustments are necessary for the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2026 reported in the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2026, as that period already reflects the discontinued operations presentation.